UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): December 1, 2009

BLUEKNIGHT ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	001-33503	20-8536826
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Two Warren Place 6120 South Yale Avenue, Suite 500 Tulsa, Oklahoma	74136
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (918) 237-4000

SemGroup Energy Partners, L.P.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed, effective December 1, 2009, the Registrant changed its name from SemGroup Energy Partners, L.P. to Blueknight Energy Partners, L.P. (the “Partnership”).  The Partnership’s Amended and Restated Certificate of Limited Partnership relating to this name change was filed with a Current Report on Form 8-K filed on November 25, 2009.  In addition, in connection with the name change, the Partnership’s general partner executed the Second Amended and Restated Agreement of Limited Partnership of the Partnership (the “Partnership Agreement”), which incorporates prior amendments to the Partnership Agreement and effectuates the name change.

Additionally, also as previously disclosed, effective December 1, 2009, the Partnership’s general partner changed its name from SemGroup Energy Partners G.P., L.L.C. to Blueknight Energy Partners G.P., L.L.C. (the “General Partner”).  The General Partner’s Amended and Restated Certificate of Formation relating to this name change was filed with a Current Report on Form 8-K filed on November 25, 2009.  In addition, in connection with the name change, the sole member of the General Partner executed the Second Amended and Restated Limited Liability Company Agreement of the General Partner (the “LLC Agreement”), which incorporates prior amendments to the LLC Agreement and effectuates the name change.

Copies of the Partnership Agreement and the LLC Agreement are filed herewith as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

The Partnership's common units will continue to trade on the Pink Sheets under its existing symbol SGLP.PK until the Financial Industry Regulatory Authority (“FINRA”) has completed processing the name change.  The new CUSIP number for the Partnership’s common units is 09625U109.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

EXHIBIT NUMBER		DESCRIPTION

3.1	—	Second Amended and Restated Agreement of Limited Partnership of Blueknight Energy Partners, L.P., dated as of December 1, 2009.
3.2	—	Second Amended and Restated Limited Liability Company Agreement of Blueknight Energy Partners G.P., L.L.C., dated as of December 1, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEKNIGHT ENERGY PARTNERS, L.P.

By:  Blueknight Energy Partners G.P., L.L.C.
        its General Partner

Date:  December 7, 2009                                      By:    /s/ Alex G. Stallings
Alex G. Stallings
Chief Financial Officer and Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

3.1	—	Second Amended and Restated Agreement of Limited Partnership of Blueknight Energy Partners, L.P., dated as of December 1, 2009.
3.2	—	Second Amended and Restated Limited Liability Company Agreement of Blueknight Energy Partners G.P., L.L.C., dated as of December 1, 2009.